Exhibit 23-d




                  CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of SBC Communications Inc. of our report dated March 3, 2005 relating to the financial statements of Omnipoint Facilities Network II, LLC (not included separately therein), which appears in SBC Communications Inc.'s Annual Report on Form 10-K for the year ended December 31, 2004.


                                                /s/ PricewaterhouseCoopers LLP
                                                PricewaterhouseCoopers LLP


     Seattle, Washington
     November 18, 2005